Other payables and accruals	6 Months Ended
Jun. 30, 2026
Other payables and accruals [Abstract]
Other payables and accruals
12.	Other payables and accruals

	As of
	December 31, 2025	June 30, 2026
	RMB’000	RMB’000

Contract liabilities	27,513	27,589
Employee benefits payable	33,026	12,020
Accrued expenses	142,650	129,433
Other taxes payable	3,720	4,020
Amount due to related parties	147,221	190,798
Others	5,218	4,468
	359,348	368,328
Included in other payables and accruals per balance sheet	358,357	368,328
Included in liabilities relating to assets classified as held for sale	991	—

The Group’s other payables were non-interest bearing and had an average term of three months.

Details of contract liabilities are as follows:

	As of
	December 31, 2025	June 30, 2026
	RMB’000	RMB’000

Advances from customers for charging service discount packages	14,313	15,798
Advances from platform users	9,256	8,072
Advances from customers for energy solutions	2,371	2,228
Others	1,573	1,491
	27,513	27,589
Included in other payables and accruals per balance sheet	27,508	27,589
Included in liabilities relating to assets classified as held for sale	5	—

Advances received from customers for charging service discount packages mainly arise from sales of VIP membership and coupons.

During the six months ended June 30, 2025 and 2026, revenue recognized that was included in the contract liability balance at the beginning of the year amounted to RMB18.8 million and RMB20.9 million, respectively.

The Group has elected the practical expedient not to disclose the remaining performance obligations for its contracts with customers because the duration of the Group’s contracts with customers was expected to be one year or less.

Other taxes payable primarily represents value-added tax (“VAT”) and related surcharges and PRC individual income tax of employees withheld by the Group.